UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 23, 2024
(Earliest Event Date requiring this Report: December 20, 2024)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

 Item 1.01. Entry into Material Definitive Agreement. On December 20, 2024, Capstone Companies Inc. (“Company”) and its wholly owned subsidiary, Capstone Industries, Inc. (“Sub”) entered into the following agreements to cancel outstanding debts owed by the Company to the other parties to the agreements:

(1) Cancellation Agreement with Stewart Wallach, former Chief Executive Officer, current Chair of the Company’s Board of Directors, and a principal shareholder of the Company;

(2) Cancellation Agreement with Group Nexus, LLC, a Florida limited liability company controlled by Stewart Wallach;

(3) Cancellation Agreement with Jeffrey Postal, a former director and a principal shareholder of the Company;

(4) Cancellation Agreement with George Wolf, a former director of the Company; and

(5) Cancellation Agreement with the Estate of E. Fleisig (as successor in interest to E. Fleisig (deceased)).

The parties to the above cancellation agreements who are creditors of the Company shall be referred to as “creditor parties”.

The Company issued shares of its Series B-1 Convertible Preferred Stock (“B-1 Stock”) in return for the above parties’ agreement to cancel debts owed by the Company, which debts had been transferred to the Sub for accounting purposes. The following table states the number of shares of B-1 Stock issued and the amount of debt cancelled under each of the above agreements:

Name of Creditor Party	Amount of Debt owed by the Company (includes accrued interest and deferral of compensation)	Number of shares of B-1 Stock issuable under cancellation agreement
Stewart Wallach	$1,392,570	284,978
Group Nexus, LLC	$657,887	134,631
Jeffrey Postal	$887,763	181,674
George Wolf	$336,875	68,939
Estate of E. Fleisig	$390,208	79,853
Totals	$3,665,303	750,075

(1) The Amended and Restated Articles of Incorporation of the Company provides that in lieu of issuing a fractional share, any fractional share will be paid in an amount equal to the product of such fraction multiplied by the Common Stock’s fair market value as determined in good faith by the Company’s Board of Directors as of the date of conversion.

Restricted Securities. The shares of B-1 Stock issuable under the cancellation agreements listed above are “restricted securities” under Rule 144 of the Securities Act of 1933 and are also subject to the restrictions on transfer listed below under “Lock-up”. The cancellation agreements do not grant any registration rights to the shares of B-1 Stock or any shares of Company Common Stock issued upon a conversion of shares of B-1 Stock.

B-1 Stock. Shares of B-1 Stock have the following rights and restrictions:

(1) No right to dividend distributions and no voting rights.

(2) B-1 Stock ranks junior in preferences to any other class or series of preferred stock authorized and issued by the Company in respect of any distributions of assets.

(3) In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of full and fractional shares of B-1 Stock shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock, but after all distributions are made in full to all other series of issued and outstanding shares of preferred stock, to be paid in full an amount per whole share equal to $1.00.

(4) Each share that is issued and outstanding may be converted into 66.66 shares of Company Common Stock by the holder thereof upon written demand to the Company and upon compliance with any reasonable administrative requirements of the Company for such conversion.

(5) The number of shares of Company Common Stock issuable upon any conversion of the shares of B-1 Stock is subject to usual and customary proportional adjustment of the number of shares of Company Common Stock issuable in the event of a recapitalization, exchange or substitution of shares.

Lock-up. Under each of the above Cancellation Agreements, each of the creditor parties is subject to the following lock-up for transfer and conversion of shares of B-1 Stock:

Commencing December 20, 2024 and until the earlier to occur of: (1) December 20, 2025; (2) the date that the creditor party ceases to be beneficial owner of the shares of B-1 Stock (“Shares”) and any shares of Common Stock issued in a conversion of the Shares (“Conversion Shares”) because of an exchange or cancellation in connection with a merger or other business combination that is approved by a majority of the disinterested directors of the Company (being referred to as an “Approved Transaction”); (3) death or dissolution of the creditor party, as the case may be; (4) the termination of the Management Transition Agreement, signed as of October 31, 2024, and amended on November 6, 2024, by the Company and Coppermine Ventures, LLC (“CVEN”) (the Management Transition Agreement, as amended, being referred to as the “MTA”) in accordance with MTA’s terms and conditions and prior to MTA’s stated expiration date; (5) the date that the Company or Sub files for protection from creditor under any chapter of the U.S. Bankruptcy Code or the date that an involuntary bankruptcy proceeding is commenced for the Company or Sub under the U.S. Bankruptcy Code; or (6) disinterested directors of the board of directors of the Company approves a plan of complete dissolution under applicable domicile laws, the creditor party will not, directly or indirectly, do any of the following acts: (a) tender any Shares or Conversion Shares to any tender or exchange offer, except in connection with an Approved Transaction; or (b) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or Conversion Shares, except as permitted in next paragraph below; or (c) convert any Shares into Conversion Shares.

The lock-up restriction provides for the following exceptions to any of the following sales, assignments or transfers of any of the Shares by the creditor party:

(1) the sale of 10% or fewer of the Shares in any three (3) month period in a private sale of the Shares to an Accredited Investor (as defined in 17 C.F.R. §230.501(a)) who is pre-approved by the disinterested directors of the Company’s Board of Directors as a buyer of the Shares, which private sale qualifies for an exemption from registration under federal and applicable state securities laws and regulations; or

(2) if the creditor party is a natural person, to the creditor party’s estate following the death of the creditor party, by will, intestacy or other operation of applicable laws; or

(3) if the creditor party is a natural person, by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; or

(4) in any public securities offering registered under the Securities Act of 1933 on Form S-1 or Form S-3 registration statement, or on any successor registration statement form, filed prior to the first annual anniversary of December 20, 2024, with the SEC by the Company for registration of shares of Common Stock being sold by CVEN or its affiliates and for which the Company grants piggyback registration rights to the creditor party, which piggyback registration rights will have terms and conditions as favorable as the piggyback registration rights granted to CVEN or its affiliates, and which registration rights will only granted by the Company in its sole discretion.

Dilution. The series B-1 Stock is convertible into shares of Company Common Stock at a conversion ratio of one share of B-1 Stock for 66.66 shares of Company Common Stock. If 50% of the shares of B-1 Stock issued under the cancellation agreements are converted by the holders after the aforementioned lock-up period, then the conversion would result in the issuance of an estimated 24,999,997 shares of Common Stock (with fractional shares being paid in cash), which would represent approximately 34% of the then issued and outstanding shares of Common Stock (assuming that no additional shares of Common Stock are issued and no purchase or redemption of the shares of B-1 Stock after the date of the filing of this Form 8-K). If 100% of the shares of B-1 Stock issued under the cancellation agreements are converted by the holders after the aforementioned lock-up period, then the conversion would result in the issuance of approximately 49,999,994 shares of Common Stock (with fractional shares being paid in cash), which would represent 50.5% of the then issued and outstanding shares of Common Stock (assuming no additional issuance of shares of Common Stock and no purchase or redemption of the shares of B-1 Stock after the date of the filing of this Form 8-K. These percentages are based on an estimated total of 98,826,858 shares of Company Common Stock being issued and outstanding - assuming the conversion of 100% of the shares of B-1 Stock being converted by all of the holders under the cancellation agreements; and 73,826,864 shares of Company Common Stock being issued and outstanding – assuming the conversion of 50% of all of the shares of B-1 Stock being converted by all of the holders under the cancellation agreements). ~~]~~

Approval of Cancellation Agreements. As previously reported in filings with the Commission, the Company has sought since 2023 to develop a new business line internally (primarily by seeking funding for the production and promotional launch of the Connected Chef tablet product developed by the Company) or, alternatively, to acquire a new business line through a merger or acquisition. In pursuing those goals, the Company determined that the debts of the Company, the ones owed to the creditor parties, was adversely affecting the ability of the Company to induce third parties to consider funding the development of a new business line or to consider a merger or acquisition involving the Company. The Company also determined that cancellation or settlement of the debts owed the creditor parties would enhance the Company’s prospects for obtaining funding for developing a new business line or acquiring a new business line for creating revenue generating operations. There is no assurance that the cancellation or settlement of the debts owed the creditor parties will in fact enhance or enable the development or acquisition of a new business line, but the existence of those debts was, based on interactions with third parties and in the judgment of the Company, adversely affecting the Company’s efforts to establish a new business line.

After discussions with the creditor parties, and in light of the lack of operating revenues or funding, the Company determined that the issuance of shares of capital stock for cancellation of the debts owed the creditor parties was the only feasible, attainable solution to eliminating those debts. The possible dilution of holders of Common Stock from any future conversion of the shares of B-1 Stock was determined by the Company to be an acceptable consequence of elimination of the debts owed to the creditor parties in light of the fact that the Company will be unable to sustain its operations and continue as a going concern without third party funding or the acquisition of a revenue generating operation. The Company’s business and financial performance severely limited the Company’s options for resolution of its debts. Funding provided by CVEN under the MTA and an unsecured promissory note, dated October 31, 2024, (“Note) is only sufficient to cover estimated working capital needs for paying Company debts essential to maintaining reporting compliance under the Securities Exchange Act of 1934 and corporate compliance under applicable state law through March 31, 2025. In short, the Company concluded that issuing the shares of B-1 Stock was the only available option to resolving its debts without filing for liquidation or reorganization under bankruptcy laws, which liquidation or reorganization would in all likelihood resulted in the loss of the public shareholders of the Company investment in their shares of Company capital stock.

The disinterested directors approved each of the cancellation agreements prior to execution by the parties. Mr. Wallach recused himself from voting on the cancellation agreement for himself and the cancellation agreement for Group Nexus, LLC and cancellation agreement for the Estate of E. Fleisig (due to a family relationship with the certain heirs of the estate). Mr. Postal recused himself from voting on his cancellation agreements and Mr. Wolf did the same for his cancellation agreement.

The cancellation agreements were reviewed by Company’s independent director, Jeffrey Guzy, with the assistance of professional advisors of the Company and he reported to the Company’s Board of Directors that he deemed the cancellation agreements and transactions thereunder fair to the Company’s public shareholders under the then current business and financial condition and prospects of the Company. The Company needs to develop or acquire a new business line with revenue generating operations in order to continue as a going concern. The Company currently has no revenue generating operations and only limited funding under the MTA and Note.

A copy of the above referenced cancellation agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K (“Form 8-K”) and the summary of those cancellation agreements in this Item 1.01 is qualified in its entirety by reference to the cancellation agreements filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Form 8-K. The above summary of the terms of the B-1 Stock is qualified in its entirety by reference to the Company’s Amended and Restated Articles of Incorporation, as filed as Exhibit 3.1 to the Current Report on Form 8-K, dated June 8, 2016, as filed by the Company with the Commission.

Item 5.01 Changes in Control of Registrant.

Based on information in filings with the Commission, and as of the date of the filing of this Form 8-K, Stewart Wallach owns or controls a total of 9,831,745 (representing approximately 20.1% of the issued and outstanding shares and voting power of the Company Common Stock, as of the date of the filing of this Form 8-K) and Jeffrey Postal owns or controls a total of 9,034,120 shares of the Company Common Stock (representing approximately 18.5% of the issued and outstanding shares and voting power of the Company Common Stock, as of the date of the filing of this Form 8-K). The percentages are based on 48,826,864 shares of Company Common Stock being issued and outstanding. The foregoing share ownership totals do not include conversion of options or warrants or other convertible securities, including shares of B-1 Stock. Mr. Wallach and Mr. Postal are the two largest holders of record of shares and voting power of the Company Common Stock.

If Stewart Wallach and Group Nexus, LLC, which is controlled by Mr. Wallach, convert all of the shares of B-1 Stock received under their cancellation agreements after the lock-up period described in Item 1.01 above, and assuming no sales or transfers of shares of Common Stock or shares of B-1 Stock, then Mr. Wallach would control a total of 37,802,926 shares of Common Stock.

If Jeffrey Postal converts all of the shares of B-1 Stock received under his cancellation agreement after the lock-up period described in Item 1.01 above, and assuming no sales or transfers of shares of Common Stock, then Mr. Postal would own or control a total of approximately 21,144,479 shares of Common Stock.

While there is no agreement between Mr. Wallach and Mr. Postal to act as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), and no voting agreement between them, as of the date of the filing of this Form 8-K, then the issuance of shares of B-1 Stock under the cancellations agreements and subsequent conversion of those shares in to shares of Company Common Stock by Jeffrey Postal, Stewart Wallach and Group Nexus, LLC, could possibly provide them, if acting jointly or in concert, with sufficient voting control to approve or disapprove corporate actions requiring a vote of Company Common Stock shareholders. The voting power of Mr. Wallach and affiliates and Mr. Postal would depend on the number of shares of Company Common Stock issued upon conversion of shares of B-1 Stock by other parties under the cancellation agreements and issuance of additional shares of Company Common Stock by the Company in transactions other than a conversion of shares of B-1 Stock under the cancellation agreements, which additional issuances are not readily ascertainable as of the date of the filing of this Form 8-K and may ot occur.

Since the Company is seeking to fund the internal development of a new business line or acquire a new business line or third-party operating company by merger or acquisition, the issuance of additional shares of Company Common Stock or shares of another class of Company capital stock could possibly occur in any such corporate action. As of the date of the filing of this Form 8-K, the Company has no legally binding agreement or commitment to fund the internal development of, or to acquire or merge with, a new business line or third party, or to issue any securities in an transaction to provide working capital beyond funding under the MTA and Note. No assurances are or can be given as to the likelihood of the funding of, or acquisition by merger or otherwise of, a new business line or third party operating company. The MTA referenced in Item 1.01 of this Form 8-K (and previously reported in the Current Report on Form 8-K, dated November 5, 2024, filed by the Company with the Commission) is an effort by the Company to fund essential corporate compliance costs through March 31, 2025, and sustain corporate operations, as well as recruit new one or more directors and a senior officer to lead ongoing management efforts to establish a new business line and revenue generating operations.

FORWARD LOOKING STATEMENTS. Except for statements of historical fact in this Form 8-K, the information, especially discussions about Company’s efforts to develop or acquire a new business line and about efforts under the MTA for development or acquisition of a new business line, contained above may contain forward-looking statements, which statements are characterized by words like “seeking,” “should,” “may,” “intend,’ “expect,” “hope,” “believe,” “anticipate” and similar words. Forward looking statements are not guarantees of future performance and undue reliance should not be placed on them. Forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any statements about future performance or results expressed or implied by such forward-looking statements. Company is a public shell company without revenue generating revenues and relies on working capital funding from third parties to sustain its corporate existence and fund meeting the compliance requirements as an SEC reporting company with its stock quoted on the OTC QB Venture Market. The Company is also a “penny stock” company with limited public market liquidity and no primary market makers. As such, Company may be unable to develop a new business line, or acquire or merge with an existing operating company, or, even if a new business line or sustain operations. revenue generating operation is established, to fund and successfully operate that new business line or operation. Further, the public auditors of the Company have expressed doubt as to the Company as a going concern. Company may be unable to obtain adequate, affordable and timely funding to sustain any new business line. There is substantial doubt about the Company’s ability to establish a new business line or sustain an operation. The business and financial results of another company, including Coppermine Ventures, LLC or any affiliated company, is not relevant to, and not an indication of the future prospects of any future business, or the future financial condition or performance of the Company, or future corporate transactions, and should not be relied upon or regarded as an indication of future business and financial performance of the Company or its future corporate transactions. The risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC should be carefully considered prior to any investment decision. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Item 9.01. Financials and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Exhibit Description
10.1	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Stewart Wallach
10.2	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Group Nexus, LLC
10.3	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Jeffrey Postal
10.4	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and George Wolf
10.5	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Estate of E. Fleisig

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chair of Board of Directors

Dated: December 23, 2024

Exhibit Number	Exhibit Description
10.1	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Stewart Wallach
10.2	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Group Nexus, LLC
10.3	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Jeffrey Postal
10.4	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and George Wolf
10.5	Cancellation Agreement, dated December 20, 2024, by and among Capstone Companies, Inc., Capstone Industries, Inc. and Estate of E. Fleisig